Long-term Debt (Notes)	12 Months Ended
Feb. 29, 2016
Debt Disclosure [Abstract]
Long-term Debt
LONG-TERM DEBT

Convertible Debentures
In fiscal 2014, Fairfax and other institutional investors invested in the Company through a $1.25 billion private placement of the Debentures.
Interest on the Debentures is payable quarterly in arrears at a rate of 6% per annum.  The Debentures have a term of seven years and each $1,000 of Debentures is convertible at any time into 100 common shares of the Company, for a total of 125 million common shares at a price of $10.00 per share for all Debentures, subject to adjustments.
The Company has the option to redeem the Debentures after November 13, 2016 at specified redemption prices in specified periods.  Covenants associated with the Debentures include limitations on the Company’s total indebtedness.
Under specified events of default, the outstanding principal and any accrued interest on the Debentures become immediately due and payable upon request of holders holding not less than 25% of the principal amount of the Debentures then outstanding. During an event of default, the interest rate rises to 10% per annum.
The Debentures are subject to a change of control provision whereby the Company would be required to make an offer to repurchase the Debentures at 115% of par value if a person or group (not affiliated with Fairfax) acquires 35% of the Company’s outstanding common shares, acquires all or substantially all of its assets, or if the Company merges with another entity and the Company’s existing shareholders hold less than 50% of the common shares of the surviving entity.
Due to the possible volatility in the Company’s consolidated statements of operations resulting from fluctuation in the fair value of the embedded conversion option as well as the number of other embedded derivatives within the Debentures, the Company has elected to record the Debentures, including the debt itself and all embedded derivatives, at fair value and present the Debentures as a hybrid financial instrument. No portion of the fair value of the Debentures has been recorded as equity, nor would be if each component was freestanding. As of February 29, 2016, the fair value of the Debentures amounted to $1.28 billion (February 28, 2015 - $1.71 billion). The difference between the fair value of the Debentures and the unpaid principal balance of $1.25 billion, is $27 million.  The fair value of the Debentures is measured using Level 2 fair value inputs.
The Company recorded non-cash income associated with the change in the fair value of the Debentures of $430 million in fiscal 2016 (the “Fiscal 2016 Debentures fair value adjustments”) (fiscal 2015 - non-cash charge of $80 million). These adjustments are presented on a separate line in the Company’s consolidated statements of operations. The fair value adjustments do not impact the key terms of the Debentures such as the face value, the redemption features or the conversion price.
The Company recorded interest expense related to the Debentures of $75 million, which has been included in investment loss on the Company’s consolidated statements of operations in fiscal 2016 (fiscal 2015 - $75 million; fiscal 2014 - $21 million). The Company is required to make quarterly interest only payments of approximately $19 million during the seven years the Debentures are outstanding. Fairfax, a related party, owns $500 million principal amount of Debentures and receives interest at the same rate as other debenture holders.
In the course of issuing these Debentures in fiscal 2014, the Company incurred costs of $42 million. As the Company has elected the fair value option for the recording of the Debentures, these costs have been fully expensed in the period in which they were incurred and are recorded in selling, marketing and administration expenses in the statement of operations.